                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):      JULY 7, 1998



                        CB RICHARD ELLIS SERVICES, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   DELAWARE                        001-12231                     52-1616016
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(STATE OR OTHER                 (COMMISSION FILE             (IRS EMPLOYER
JURISDICTION OF                 NUMBER)                      IDENTIFICATION NO.)
INCORPORATION)



        533 SOUTH FREMONT AVENUE, LOS ANGELES, CALIFORNIA             90071
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            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (213) 613-3123
                                                          ---------------



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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On July 8, 1998, CB Richard Ellis Services, Inc. (the "Company") issued a press release announcing that it has completed the acquisition of Hillier Parker May & Rowden, a London-based commercial property services firm operating in the United Kingdom ("Hillier Parker"). The purchase price for Hillier Parker was $70.1 million payable in a combination of cash and stock. The Company funded the cash portion of the purchase with a borrowing under the Company's amended revolving credit facility. The press release is filed as an exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  The following are furnished as exhibits to this report:

     2 Form of Offer by the Partners of Hillier Parker May & Rowden for the Sale of the Entire Business of the Partnership to CB Hillier Parker Limited dated July 7, 1998.

     99   Press release dated July 8, 1998 issued by CB Richard Ellis Services,
          Inc.


ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On July 7, 1998 the Company completed its acquisition of Hillier Parker May & Rowden. A portion of the $70.1 million purchase price was payable in shares of Company common stock. A total of 208,263 shares of Company common stock were issued to the former Hillier Parker May & Rowden partners. These shares were not registered under the Securities Act of 1933, as amended, in reliance upon Regulation S. The Company has agreed to register the shares for re-sale by the former partners.

     On April 17, 1998 the Company completed its acquisition of the outstanding share capital of REI Limited, the holding company for all Richard Ellis operations outside of the United Kingdom. As previously announced, a portion of the purchase price was payable in shares of Company common stock. A total of 1,328,638 shares of Company common stock were offered and sold to the former shareholders of REI Limited pursuant to the terms of the acquisition, of which 1,302,543 shares were not registered under the Securities Act of 1933, as amended, in reliance upon Regulation S. (The preceding share amounts correct the previously reported amounts in the Company's Current Report on Form 8-K dated June 29, 1998.)

                                      -2-
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CB RICHARD ELLIS SERVICES, INC.



Date: July 14, 1998                     By:  /s/ John C. Haeckel
                                             --------------------------------
                                             John C. Haeckel
                                             Chief Financial Officer

                                      -3-
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION OF EXHIBIT
------                        ----------------------


2 Form of Offer by the Partners of Hillier Parker May & Rowden for the Sale of the Entire Business of the Partnership to CB Hillier Parker Limited dated July 7, 1998.

99        Press release dated July 8, 1998 issued by CB Richard Ellis Services,
          Inc.